SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2024

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.
Stamford, Connecticut 06902
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 23, 2024, Charter Communications, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, as further described in Item 5.07 below, the Company’s stockholders approved an amendment to the Charter Communications, Inc. 2019 Stock Incentive Plan (the “Plan Amendment”) to increase the number of shares available for issuance under the plan by 7.0 million shares. The Plan Amendment became effective on April 23, 2024.

The foregoing description is a summary of the Plan Amendment and is qualified in its entirety by reference to the full text of the Charter Communications, Inc. 2019 Stock Incentive Plan, as amended by the Plan Amendment, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

At the Annual Meeting, as further described in Item 5.07 below, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation regarding officer exculpation, which became effective upon the Company’s filing of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on April 23, 2024.

The foregoing description is a summary of the Certificate of Amendment and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Of the total 161,279,328 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, including Charter Communications Holdings, LLC common units on an as-exchanged basis, 137,467,276 shares of Class A common stock, representing the same number of votes, and 1 share of Class B common stock, representing 16,893,176 votes, were represented in person or by proxy at the meeting. The votes cast for all matters are set forth below:

1.Election of Directors.

Nominees	For	Against	Abstain	Broker Non-Votes
Eric L. Zinterhofer	132,891,809	16,763,501	103,773	4,601,369
W. Lance Conn	132,041,632	17,591,416	126,035	4,601,369
Kim C. Goodman	147,761,105	1,904,375	93,603	4,601,369
Gregory Maffei	119,338,990	30,308,886	111,207	4,601,369
John D. Markley, Jr.	132,791,407	16,827,124	140,552	4,601,369
David C. Merritt	146,164,368	3,482,109	112,606	4,601,369
James E. Meyer	142,470,741	7,193,330	95,012	4,601,369
Steven A. Miron	133,448,080	16,200,002	111,001	4,601,369
Balan Nair	131,900,519	17,759,480	99,084	4,601,369
Michael A. Newhouse	142,455,768	7,190,697	112,618	4,601,369
Mauricio Ramos	133,755,968	15,894,570	108,545	4,601,369
Carolyn J. Slaski	147,992,958	1,671,597	94,528	4,601,369
Christopher L. Winfrey	147,358,419	2,305,142	95,522	4,601,369

2.Approval of the amendment increasing the number of shares in the Company’s 2019 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
131,261,117	18,401,252	96,714	4,601,369

3.Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

For	Against	Abstain	Broker Non-Votes
139,653,352	10,020,352	85,379	4,601,369

4.Vote to ratify the appointment of KPMG LLP as the Company’s independent public accounting firm.

For	Against	Abstain	Broker Non-Votes
151,732,880	2,549,188	78,384	—

5.Vote on the stockholder proposal regarding lobbying activities.

For	Against	Abstain	Broker Non-Votes
33,259,745	116,171,620	327,718	4,601,369

6.Vote on the stockholder proposal regarding political expenditures report.

For	Against	Abstain	Broker Non-Votes
32,889,730	116,543,268	326,085	4,601,369

No other matters were considered and voted on by the stockholders at the annual meeting.

As a result of the votes cast as reported above, the stockholders elected each nominee as a director of the Company, approved the amendment increasing the number of shares in the Company’s 2019 Stock Incentive Plan, approved the amendment to the Company’s Amended and Restated Certificate of Incorporation regarding officer exculpation, ratified the appointment of KPMG LLP as independent public accounting firm for the Company for the year ending December 31, 2024, and did not approve the stockholder proposals regarding lobbying activities and political expenditures report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

3.1*	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Charter Communications, Inc. dated April 23, 2024.
10.1
Charter Communications, Inc. 2019 Stock Incentive Plan (incorporated by reference to Annex A to the Proxy Statement for the Charter Communications, Inc. 2019 Annual Meeting of Stockholders filed March 14, 2019 (File No. 001-33664)).

10.2
Amendment to the Charter Communications, Inc. 2019 Stock Incentive Plan, dated as of January 28, 2020 (incorporated by reference to Exhibit 10.152 to the Annual Report on Form 10-K of Charter Communications, Inc. filed on January 31, 2020 (File No. 001-33664)).

10.3
Second Amendment to Charter Communications, Inc. 2019 Stock Incentive Plan, dated as of April 23, 2024 (incorporated by reference to Appendix B to the Proxy Statement for the Charter Communications, Inc. 2024 Annual Meeting of Stockholders filed March 14, 2024 (File No. 001-33664)).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 26, 2024		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 26, 2024		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 26, 2024		Executive Vice President, Chief Accounting Officer and Controller